UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

HOME PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13136	16-1455126
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

850 Clinton Square
Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 546-4900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On September 21, 2015, Home Properties, Inc. (the “Company”) entered into a memorandum of understanding (the “MOU”) with the plaintiffs and other named defendants regarding the settlement of a purported class action lawsuit related to the previously announced Agreement and Plan of Merger, dated as of June 22, 2015, among Home Properties, Inc., Home Properties, L.P., LSREF4 Lighthouse Acquisitions, LLC, LSREF4 Lighthouse Corporate Acquisitions, LLC, LSREF4 Lighthouse Operating Acquisitions, LLC and UDR, Inc. (as amended, the “Merger Agreement”).

As described in greater detail in the definitive proxy statement relating to the previously announced special meeting of stockholders of the Company scheduled to be held on October 1, 2015 (the “definitive proxy statement”) under the heading “The Mergers—Litigation Relating to the Mergers,” on September 16, 2015 this purported class action and the five other lawsuits described in the definitive proxy statement were consolidated for all purposes pursuant to an order entered by the Circuit Court for Baltimore City, Maryland (such lawsuits, the “Consolidated Lawsuit”).

Under the MOU, the plaintiffs have agreed to settle the Consolidated Lawsuit and release the defendants of all claims related to the proposed transaction, subject to court approval.  If the court approves the settlement contemplated by the MOU, the Consolidated Lawsuit will be dismissed with prejudice.  Pursuant to the terms of the MOU, the Company has agreed to make available additional information to the Company’s stockholders and provide plaintiff’s counsel limited additional confirmatory discovery.  The additional information is set forth below and should be read in conjunction with the definitive proxy statement, which should be read in its entirety.  In addition, the defendants in the Consolidated Lawsuit have agreed to negotiate in good faith with plaintiffs’ counsel regarding an appropriate amount of fees, costs and expenses to be paid to plaintiffs’ counsel by the Company or its successor.

The amended complaint in the Consolidated Lawsuit alleges, among other things, that the preliminary proxy statement filed on August 4, 2015 failed to disclose material information about the proposed transaction, including the proposed merger of the Company with an affiliate of Lone Star Funds (the “Merger”).  The Company strongly believes that its disclosures in the preliminary proxy statement and the definitive proxy statement are appropriate and adequate under applicable law and, along with the other defendants, denies all of the allegations in the Consolidated Lawsuit.  Nevertheless, in order to lessen the risk of any delay of the closing of the Merger as a result of the litigation, the Company has decided to make available to its stockholders certain additional information in connection with the Merger and other transactions contemplated by the Merger Agreement.

The settlement will not affect the merger consideration to be paid to the Company’s stockholders in connection with the Merger or the timing of the special meeting of the Company’s stockholders, scheduled for October 1, 2015, to, among other things, consider and vote on a proposal to approve the Merger and the Merger Agreement.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

The disclosures below should be read in conjunction with the definitive proxy statement, which should be read in its entirety.  To the extent that information herein differs from or updates information contained in the definitive proxy statement, the information contained herein supersedes the information contained in the definitive proxy statement.  Defined terms used but not defined herein have the meanings set forth in the definitive proxy statement.

1.              The following supplemental disclosure shall be inserted (i) following the last sentence of the third full paragraph on page 7 of the definitive proxy statement, and (ii) following the second sentence of the fourth full paragraph on page 74, in each case concerning the Company’s operating partnership units:

Because approval of Home LP’s outside partnership unitholders is a condition to the mergers under the Merger Agreement and is required by Home LP’s limited partnership agreement, the mergers could not be consummated without this approval.

2.              The following supplemental disclosure shall be inserted following the last sentence of the third full paragraph on page 30 of the definitive proxy statement concerning the Background of the Mergers:

Mr. Pettinella also informed BofA Merrill Lynch of the call and the interest expressed.

3.              The following supplemental disclosure shall be inserted following the last sentence of the second full paragraph on page 31 of the definitive proxy statement concerning the Background of the Mergers:

The Transaction Committee was formed for the purpose of assisting our board of directors in reviewing, evaluating, negotiating and addressing matters related to a potential transaction.  The Transaction Committee was given the power and authority to, among other things, negotiate the terms and conditions of a transaction with Lone Star or any alternative transaction with a potential acquirer, report to our board of directors at such times as the Transaction Committee deems appropriate, and make recommendations to our board of directors in respect of a potential transaction, including a recommendation not to proceed with the transaction or to proceed with an alternative transaction.

4.              The following supplemental disclosure shall be inserted following the last sentence of the third full paragraph on page 31 of the definitive proxy statement concerning the Background of the Mergers:

The Transaction Sub-Committee was formed for the purpose of coordinating and carrying out the day-to-day administrative duties and responsibilities of the Transaction Committee, subject to the oversight, input and ultimate decision-making authority of the Transaction Committee.  Mr. Pettinella and other members of our management team (i.e., David P. Gardner, our chief financial officer, and Ann M. McCormick, our general counsel), acted at the direction of the Transaction Sub-Committee to negotiate with Lone Star, subject to the oversight, input and ultimate decision-making authority of the Transaction Sub-Committee.  Throughout the negotiation process, Mr. Pettinella and Ms. McCormick provided regular updates regarding the negotiation with Lone Star to the Transaction Sub-Committee, the Transaction Committee and our board of directors.

5.              The following supplemental disclosure shall amend, restate and replace in its entirety the last sentence of the fourth full paragraph on page 32 of the definitive proxy statement concerning the Background of the Mergers:

Also on April 3, 2015, Mr. Ward sent Mr. Pettinella an information sheet containing additional information about Lone Star’s portfolio of companies, highlighting Lone Star’s similar investments in the multifamily sector and Lone Star’s participation in certain recent high-profile transactions.  Mr. Pettinella then shared this information sheet with our board of directors.

6.              The following supplemental disclosure shall be inserted following the fourth sentence of the last paragraph on page 32 (which paragraph continues onto page 33) of the definitive proxy statement concerning the Background of the Mergers:

After discussing the latest proposal from Lone Star, the Transaction Committee authorized BofA Merrill Lynch and our management team to engage in negotiations with Lone Star.

7.              The following supplemental disclosure shall amend, restate and replace in its entirety the sixth full paragraph on page 39 of the definitive proxy statement concerning the Background of the Mergers:

Between June 5, 2015 and June 12, 2015, Home REIT, Lone Star and UDR, along with their respective legal, tax and financial advisors, engaged in extensive discussions and negotiations regarding the terms and structure of the three-party transaction and the terms of the Contribution Agreement.

8.              The following supplemental disclosure shall amend, restate and replace in its entirety the third full paragraph on page 40 of the definitive proxy statement concerning the Background of the Mergers:

On June 15, 2015, our board of directors held a telephonic meeting, with members of our management team and representatives of BofA Merrill Lynch, Houlihan Lokey and Hogan Lovells participating in the meeting.

At the meeting, our board of directors was provided an update as to the status of negotiations between Home REIT and Lone Star with regard to the offer price and certain terms of the Merger Agreement, as well as the status and proposed structure of the transaction with UDR. Also at the meeting, BofA Merrill Lynch reviewed information it had previously provided to our board of directors updating previously disclosed relationships with Lone Star, noting that affiliates of BofA Merrill Lynch were lenders under certain of Lone Star’s and/or its affiliates’ existing credit facilities, which facilities Lone Star and its affiliates can utilize from time-to-time to facilitate the consummation of acquisition transactions generally.  BofA Merrill Lynch informed our board of directors that these facilities had not been entered into by affiliates of BofA Merrill Lynch in contemplation of the REIT merger.  BofA Merrill Lynch informed our board of directors that it recently had been advised by Parent that it and/or certain affiliates of Parent might utilize borrowings from such facilities at the closing of the REIT merger to facilitate the closing, which information BofA Merrill Lynch had not been aware of previously.  BofA Merrill Lynch then discussed with our board the potential hypothetical revenues that affiliates of BofA Merrill Lynch could receive if Parent decided to utilize these facilities, which potential revenues would vary based on the size of any such draws and the length of time such borrowings remain outstanding.  BofA Merrill Lynch further informed the board that, based on preliminary discussions with Lone Star about the amount of a potential draw, it estimated that affiliates of BofA Merrill Lynch could be paid interest income of no more than approximately $300,000 per month in connection with such borrowings (Lone Star subsequently informed us that it anticipated that it would draw upon these facilities, which borrowings could be outstanding for six months).  BofA Merrill Lynch also reviewed with our board of directors information previously provided to the board regarding relationships with UDR and noted that, as part of those relationships, affiliates of BofA Merrill Lynch participate in existing UDR credit facilities.  BofA Merrill Lynch advised our board of directors that these credit facilities had not been entered into by affiliates of BofA Merrill Lynch in contemplation of the REIT merger, but that BofA Merrill Lynch recently had been advised by UDR that it or an affiliate may use borrowings under one or more of such facilities at the closing of the Partnership Contribution, which information BofA Merrill Lynch had not been aware of previously.  BofA Merrill Lynch discussed with our board of directors potential revenues that affiliates of BofA Merrill Lynch could receive if UDR decided to utilize these borrowings, which revenues would vary depending on the size of the draw and the length of time such borrowings remain outstanding.  BofA Merrill Lynch further informed the board that, based on preliminary discussions with UDR about the amount of a potential draw upon its revolving credit facility, it estimated that affiliates of BofA Merrill Lynch could be paid interest income of no more than approximately $10,000 per month in connection with such borrowing.

9.              The following supplemental disclosure shall amend, restate and replace in its entirety the fourth full paragraph on page 42 of the definitive proxy statement concerning the Background of the Mergers:

Also at the meeting of our board of directors on June 21, 2015, representatives of BofA Merrill Lynch made a presentation regarding BofA Merrill Lynch’s financial analyses in connection with its opinion based on, among other things, projections previously provided by management for 2015-2017, which projections had been expanded by management to include 2018-2020 for certain metrics.  As noted below under the heading “The Mergers - Certain Unaudited Prospective Financial Information of Home REIT,” the projections did not give effect to the mergers and related transactions, including the Partnership Contribution, and assumed Home REIT would continue on a stand-alone basis.  At the conclusion of a discussion on this topic, BofA Merrill Lynch rendered an oral opinion to our board of directors, subsequently confirmed by delivery of a written opinion, dated June 21, 2015, to the effect that, as of such date, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by BofA Merrill Lynch as set forth in its written opinion, the merger consideration of $75.23 per share to be received by holders of Home REIT’s common stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.  BofA Merrill Lynch did not provide our board of directors with any financial analyses with respect to the UDR contribution transaction.  Also at the meeting of our board of directors on June 21, 2015, Houlihan Lokey rendered a fairness opinion, dated June 21, 2015, to our board of directors, in its capacity as the board of directors of the general partner of Home LP, in order to assist our board of directors in connection with its evaluation of the Redemption and the partnership merger.

10.       The following supplemental disclosure shall amend, restate and replace in its entirety the sixth full paragraph on page 43 of the definitive proxy statement concerning the Background of the Mergers:

On June 22, 2015, as permitted by the terms of the “go-shop” provision in the Merger Agreement, BofA Merrill Lynch contacted 45 companies and investment groups and funds (13 strategic investors and 32 investment groups or funds) to request indications of interest from such parties.  During the “go-shop” period, we received requests for non-public information from five investment groups or funds, two of whom entered into confidentiality agreements with us and were then given access to a virtual data room, and invited to make inquiries.   The virtual data room to which the two parties were provided access contained the same confidential information about Home REIT and Home LP as was initially provided to Lone Star.  In addition, BofA Merrill Lynch hosted informational sessions with the potential acquirers to assist those parties with their due diligence.  Neither of these parties provided us with a proposal or offer with respect to an alternative acquisition proposal prior to expiration of the “go-shop” period on July 22, 2015 or afterwards.  As a result, we requested that these parties destroy or return all confidential information in their possession pursuant to the terms of their respective confidentiality agreements.

11.       The following supplemental disclosure shall be inserted following the second sentence of the last paragraph on page 48 (which paragraph continues onto page 49) of the definitive proxy statement concerning the Opinion of our Financial Advisor:

Over the last ten years, Home REIT’s FFO and AFFO multiples (as defined below) have traded at a discount to the average of the multifamily peer entities, which Home REIT’s management believes is largely due to a combination of Home REIT’s portfolio of primarily mature C/B- apartment communities, the particular segment of the multifamily sector in which Home REIT operates, and the impact of the resulting operating metrics (e.g., comparatively higher capital expenditures).

12.       The following supplemental disclosure shall be inserted following the current third sentence of the last paragraph on page 48 (which paragraph continues onto page 49) of the definitive proxy statement concerning the Opinion of our Financial Advisor:

The observed calendar year 2015 estimated FFO multiple for the multifamily peer entities was:  Equity Residential (21.6x); AvalonBay Communities Inc. (22.2x); Essex Property Trust Inc. (23.1x ); UDR, Inc. (20.1x); Camden Property Trust (17.2x); Apartment Investment and Management Company (17.4x); Mid-America Apartment Communities Inc. (14.3x); and Post Properties Inc. (18.9x).

13.       The following supplemental disclosure shall be inserted following the current sixth sentence of the last paragraph on page 48 (which paragraph continues onto page 49) of the definitive proxy statement concerning the Opinion of our Financial Advisor:

The observed calendar year 2015 estimated AFFO multiple for the multifamily peer entities was:  Equity Residential (24.5x); AvalonBay Communities Inc. (23.7x); Essex Property Trust Inc. (25.6x ); UDR, Inc. (22.5x); Camden Property Trust (19.9x); Apartment Investment and Management Company (20.6x); Mid-America Apartment Communities Inc. (16.5x); and Post Properties Inc. (21.4x).

14.       The following supplemental disclosure shall amend, restate and replace in its entirety the first sentence of the first full paragraph on page 50 of the definitive proxy statement concerning the Opinion of our Financial Advisor:

Discounted Cash Flow Analysis.  BofA Merrill Lynch performed a discounted cash flow analysis of Home REIT to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Home REIT was forecasted to generate during Home REIT’s 6-month period ended December 31, 2015 and fiscal years 2016 through 2019 based on Home REIT’s management forecasts (including management’s guidance to use for such 6-month period 50% of the 2015 full-year forecast).

15.       The following supplemental disclosure shall amend, restate and replace in its entirety the third sentence of the first full paragraph on page 50 of the definitive proxy statement concerning the Opinion of our Financial Advisor:

The cash flows and terminal values were then discounted to present value as of July 1, 2015 using discount rates ranging from 6.0% - 7.0%, which were based on an estimate of Home REIT’s weighted average cost of capital, estimated through the Capital Asset Pricing Model, which took into account the risk free rate, levered and unlevered beta of Home REIT, the historical equity risk premium and Home REIT’s estimated cost of debt.

16.       The following supplemental disclosure shall amend, restate and replace in its entirety the last bullet point on page 51 (which bullet point continues onto page 52) of the definitive proxy statement concerning the Opinion of our Financial Advisor:

•                  selected publicly available financial information relating to 12 precedent public real estate transactions since 2012 (which period BofA Merrill Lynch deemed relevant in terms of assessing current market conditions), three of which were in the multifamily sector and nine of which were in other real estate sectors, which transactions BofA Merrill Lynch deemed not to be directly comparable to the REIT merger given, among other factors, variations in the size of such transactions, the different types of assets involved in such transactions, and the different forms of consideration used in such transactions, but which information was provided solely for illustrative and informational purposes (BofA Merrill Lynch informed our board of directors that it had not relied on such analysis as part of its overall determination and that it had not calculated per share equity value reference ranges in connection with such analysis as a result of such lack of comparability, the information was for illustrative and informational purposes).

17.       The following supplemental disclosure shall amend, restate and replace in its entirety the first sentence of the second full paragraph on page 53 of the definitive proxy statement concerning the Opinion of our Financial Advisor:

In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Parent and certain of its affiliates and Parent’s and its affiliates’ respective funds and portfolio companies (collectively, the “Parent Affiliates”) and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as administrative agent, joint lead arranger, joint book runner for, and/or as a lender to, Parent and certain of the Parent Affiliates under various credit facilities, including existing credit facilities that Parent and/or certain of the Parent Affiliates utilize to facilitate the consummation of acquisition transactions generally, none of which were entered into by BofA Merrill Lynch or its affiliates in contemplation of the REIT merger, but (as referenced further above under “—Background of the Mergers” with respect to the meeting of the board on June 15, 2015) borrowings from one or more such facilities BofA Merrill Lynch had been advised by Parent that it and/or certain of the Parent Affiliates may use at the closing of the REIT merger, (ii) having provided or providing certain interest rate, fixed income and other derivatives trading services to Parent and certain of the Parent Affiliates, and (iii) having provided or providing certain treasury and trade management services and products to Parent and certain of the Parent Affiliates.

18.       The following supplemental disclosure shall amend, restate and replace in its entirety the first sentence of the third full paragraph on page 53 of the definitive proxy statement concerning the Opinion of our Financial Advisor:

BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to UDR and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a joint book runner on a bond offering for UDR (which arose post-signing of the Merger Agreement) and as a joint book runner and/or sales agent for UDR’s at-the-market equity offering program and medium-term-notes program, (ii) having acted as a managing agent for, and/or a lender under, certain of UDR’s existing term loan and revolving credit facilities, none of which were entered into by BofA Merrill Lynch or its affiliates in contemplation of the REIT merger, but (as referenced further above under “—Background of the Mergers” with respect to the meeting of the board on June 15, 2015) borrowings from one or more such facilities BofA Merrill Lynch had been advised by UDR that it, United Dominion Realty, L.P.  and/or UDR DownREIT Partnership may use at the closing of the transactions contemplated in the Contribution Agreement, and (iii) having provided or providing certain treasury and trade management services and products to UDR and certain of its affiliates.

19.       The following supplemental disclosure shall amend, restate and replace in its entirety the last sentence of the fourth full paragraph on page 54 of the definitive proxy statement concerning Certain Unaudited Prospective Financial Information of Home REIT:

It does not give effect to the mergers, the Partnership Contribution and the other related transactions.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to obtain required stockholder approval required to consummate the proposed REIT merger; the satisfaction or waiver of other conditions in the Merger Agreement;  the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the risk that the REIT merger, the operating partnership merger or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to implement its operating strategy; changes in economic cycles; and competition within the multifamily residential real estate industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this communication will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on February 24, 2015. Any forward-looking statement speaks only as of the date of this communication and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transactions contemplated by the Merger Agreement, the Company has filed with the SEC, and mailed or otherwise disseminated to the Company’s stockholders, the definitive proxy statement. The Company may file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company will be available free of charge on its website at www.homeproperties.com, or by directing a written request to Home Properties, Inc. at 850 Clinton Square, Rochester, New York 14604, Attention: Investor Relations.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about the Company’s directors and executive officers in the Company’s definitive proxy statement filed with the SEC on March 27, 2015 in connection with its 2015 annual meeting of stockholders. Additional information regarding the interests of such potential participants is included in the definitive proxy statement and will be included in other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME PROPERTIES, INC.

September 21, 2015	/s/ Edward J. Pettinella
Edward J. Pettinella
President and Chief Executive Officer